SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

August 2, 2006

Date of Report (Date of earliest event reported)

NORTHWEST NATURAL GAS COMPANY

(Exact name of registrant as specified in its charter)

Commission File No. 1-15973

Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

220 N.W. Second Avenue, Portland, Oregon 97209

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

In our definitive proxy statement for our 2006 Annual Meeting of Shareholders, we disclosed that our Board of Directors had adopted Director Independence Standards to comply with the rules of the New York Stock Exchange (NYSE). The Board of Directors applies the Director Independence Standards in evaluating relationships for the purpose of determining director independence as described in the proxy statement. NW Natural did not publish its Director Independence Standards in the proxy statement but instead included a reference to our website address where the Director Independence Standards can be found. On Aug. 2, 2006, NW Natural was notified by the NYSE that including a website reference in its proxy statement did not fulfill the requirement contained in Section 303A.02 of the NYSE Listed Company Manual to disclose any categorical independence standards adopted by NW Natural. Although we believe that our disclosure complied with current applicable requirements, to ensure compliance with Section 303A.02, the Director Independence Standards, amended as of Dec. 16, 2004, are attached as Exhibit 99.1 to this report.

Forward Looking Statements

This report and other presentations made by NW Natural from time to time may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and other statements that are other than statements of historical facts. The Company’s expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis. However, each such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the factors described in Part I, Item 1A, “Risk Factors,” and “Forward-Looking Statements” following Part II, Item 7A, in the Company’s 2005 Annual Report on Form 10-K and in “Forward-Looking Statements” following Part I, Item 2 and Part II, Item 1A, “Risk Factors,” in the Company’s most recent Quarterly Report on Form 10-Q that could cause the actual results of the Company to differ materially from those projected in such forward-looking statements.

All subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, also are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for the Company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHWEST NATURAL GAS COMPANY (Registrant)

Dated: August 4, 2006	/s/ David H. Anderson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibits	Description

99.1	Director Independence Standards, amended as of December 16, 2004.

4